Exhibit 99.1

Leo Holdings III Corp Announces Teleconference Details for Extraordinary General Meeting and Special Meeting to Approve Business Combination with Local Bounti

NEW PROVIDENCE, THE BAHAMAS—November 10—Leo Holdings III Corp (NYSE: LIII) (“Leo”), today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and New York authorities, Leo is strongly encouraging that shareholders attend the extraordinary general meeting of Leo’s shareholders, which will be held at 9:00 a.m., New York City Time on Tuesday, November 16, 2021 (the “Extraordinary General Meeting”) to consider and vote on, among other proposals, a proposal to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 17, 2021, by and among Leo, Longleaf Merger Sub, Inc., a Delaware corporation, Longleaf Merger Sub II, LLC, a Delaware limited liability company, and Local Bounti Corporation, a Delaware corporation (“Local Bounti”) and the transactions contemplated thereby (the “Business Combination”) and public warrant holders attend the special meeting of Leo’s public warrant holders will be held at 9:30 a.m., New York City Time on Tuesday November 16, 2021 to consider and vote on, among other proposals, a proposal to amend certain provisions of its outstanding warrants (the “Special Meeting”), by teleconference rather than in person.

The Extraordinary General Meeting will be accessible by dialing 1 877-770-3647 (toll-free—within the U.S. and Canada) or +1 312-780-0854 (standard rates apply—outside the U.S. and Canada). The passcode for telephone access is 14297321#. All information about the Extraordinary General Meeting, including the definitive joint proxy statement/prospectus, is available at https://www.cstproxy.com/leoholdingsiii/2021.

The Special Meeting will be accessible by dialing 1 888-965-8995 (toll-free—within the U.S. and Canada) or +1 415-655-0243 (standard rates apply—outside the U.S. and Canada). The passcode for telephone access is 23158940#. All information about the Extraordinary General Meeting, including the definitive joint proxy statement/prospectus, is available at https://www.cstproxy.com/leoholdingsiii/2021.

General Information

On July 19, 2021, Leo filed a registration statement on Form S-4 (File No. 333-257997) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Business Combination. On October 20, 2021, the Registration Statement was declared effective by the SEC, and Leo filed a definitive joint proxy statement/prospectus (the “definitive joint proxy statement/prospectus”) for the solicitation of proxies in connection with the Extraordinary General Meeting and the Special Meeting and Leo commenced mailing the definitive joint proxy statement/prospectus on or about October 22, 2021. Shareholders and public warrant holders of Leo are advised to read the definitive joint proxy statement/prospectus in connection with the Extraordinary General Meeting and Special Meeting because the definitive joint proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination.

Participants in the Solicitation

Leo and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Leo’s shareholders in connection with the Business Combination and public warrant holders in connection with the proposed amendment to the warrant agreement that governs all of Leo’s outstanding warrants (the “Warrant Amendment”). Investors and security holders may obtain more detailed information regarding the names of Leo’s directors and executive officers and a description of their interests in Leo in Leo’s filings with the SEC, including the definitive joint proxy statement/prospectus. Shareholders and public warrant holders will also be able to obtain copies of the definitive joint proxy statement/prospectus at the SEC’s website at www.sec.gov or by directing a request to: Leo Holdings III Corp, 21 Grosvenor Pl, London SW1X 7HF, United Kingdom.

Local Bounti and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Leo in connection with the Business Combination and the public warrant holders of Leo in connection with the proposed Warrant Amendment. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the definitive joint proxy statement/prospectus for the Business Combination.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Leo’s and Local Bounti’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Leo’s and Local Bounti’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Leo’s and Local Bounti’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against Leo and Local Bounti following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Leo or other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (5) the amount of redemption requests made by Leo’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Local Bounti or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the definitive joint proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Leo’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021, and which are set forth in the Registration Statement filed by Leo and in Leo’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Leo cautions that the foregoing list of factors is not exclusive. Leo cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. Leo does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

Contact:

Simon Brown

brown@leo.holdings

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